UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

MEI Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41827	51-0407811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 250
San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 369-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 22, 2024, MEI Pharma, Inc. (the “Company”) announced that its Board of Directors had determined unanimously to begin an evaluation of the Company’s strategic alternatives, including potential transactions as well as an orderly wind-down of the Company, if necessary, in order to maximize the value of its assets. The Company also announced that it intended to promptly discontinue the clinical development of voruciclib, while continuing to conduct certain non-clinical activities related to the Company’s drug candidate assets.

The Company intends to utilize presentation materials (the “Corporate Presentation”) in substantially the form attached to this Current Report on Form 8-K as Exhibit 99.1 in connection with the activities described above. These materials primarily describe the status of the Company’s voruciclib program.

The information contained in the Corporate Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The Corporate Presentation speaks as of the date of this Current Report. While the Company may elect to update the Corporate Presentation in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the Corporate Presentation, the Company makes no admission as to the materiality of any information in this Current Report, including without limitation the Corporate Presentation. The Corporate Presentation contains forward-looking statements. See Page 2 of the Corporate Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information set forth in this Item 7.01 of this Report, including without limitation the Corporate Presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9/01 Financial Statements and Exhibits

No.	Description
99.1	Corporate Presentation July 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI Pharma, Inc.

Date:	July 30, 2024	By:	Justin J. File
Justin J. File Chief Financial Officer and Secretary